Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos Nasdaq-100® Structured Alt Protection ETF® – June

(the “Fund”)

Supplement dated May 30, 2025

to the Fund’s Prospectus dated December 2, 2024

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

As described in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The Fund’s current Outcome Period ends on May 31, 2025. The next Outcome Period will begin on June 1, 2025 and end on May 31, 2026. The Fund’s Cap for the Outcome Period beginning on June 1, 2025 is set forth below.

7.65%

(6.96% after taking into account the Fund’s management fees)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s management fee, as described in the prospectus.

The Fund’s prospectus is amended to revise all references to the Cap to reflect the Cap for the next Outcome Period, as set forth above.